TAXES ON INCOME (TAX BENEFIT)	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 14 –TAXES ON INCOME (TAX BENEFIT)

A.	Company

During its years of operation, the Company has operated under the various benefits of the Law for the Encouragement of Capital Investment (1959) (the “Investment Law”) and its amendments. Part of the Company's investment programs in equipment received approvals ("Approved Enterprise" status) in accordance with the Investment Law. The Company elected to receive its benefits through the "Alternative Benefits" track, and, as such, was eligible for various benefits such as a full tax exemption on undistributed income in relation to income derived from the first program for a period of 2 years, and for the second and third programs for a period of 4 years, and a 25% tax rate on its income for an additional period of up to 5 years for the first program, and 3 years for the second and third programs, commencing with the date on which taxable income is first earned but not later than certain dates. In the case of foreign investment of more than 25%, the tax benefits were extended to 10 years, and in the case of foreign investment ranging from 49% to 100%, the tax rate was reduced on a sliding scale to 10%. An additional benefit included accelerated depreciation of fixed assets used in the investment program. The benefits were subject to the fulfillment of the conditions of the letter of approval received from the Investment Center. The first, second and third programs’ benefit periods have expired.

In 2005, an amendment to the Investment Law came into effect (the “2005-Amendment"), which significantly changed the provisions of the Investment Law. The “2005-Amendment” enabled companies to obtain the benefits on a self-assessment basis without applying for a Letter of Approval from the Investment Center. The 2005-Amendment also limited the scope of enterprises which may be eligible for a “Privileged Enterprise” status by setting criteria for the qualification of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's income are derived from export. However, the Investment Law provided that terms and benefits included in any letter of approval previously granted remain subject to the provisions of the Investment Law as it were on the date of such letter of approval. Therefore, companies with Approved Enterprise programs were generally not subject to the provisions of the Amendment on those programs. As a result of the “2005-Amendment”, tax-exempt income generated under the provisions of the Privileged Enterprise, will subject the Company to taxes upon distribution or liquidation.

In 2006, 2007 and 2008 the Company received approval as a Privileged Enterprise under the 2005-Amendment to its Fourth, Fifth and Sixth plans, respectively. The Company generated exempt income for all plans as a Privileged Enterprise starting in 2011 and throughout 2012. Following the Company’s election in 2013 to become a Preferred Enterprise under the 2011-Amendment, as described below, these plans no longer apply.

In 2011, new legislation amending to the Investment Law was adopted (the “2011-Amendment”). Under the 2011 Amendment, a uniform corporate tax rate will apply to all qualifying income of qualifying “Industrial Companies” (requirement of a minimum export of 25% of the company's total turnover) which are deemed Preferred Enterprises, as opposed to the benefits under the previous language of the Investment Law, which were limited to income from Approved Enterprises or Privileged Enterprises during their benefits period. Under the 2011-Amendment, the uniform tax rate during 2011-2012 was 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel, in 2013 7% and 12.5%, respectively, and from 2014,  9% and 16%, respectively. The profits of these Industrial Companies can be distributable as dividends without any additional taxation to the distributing company, subject to a 15% withholding tax, and 20% withholding tax for distributions occurring after January 1, 2014 (or a lower rate, under an applicable tax treaty). According to the 2011-Amendment, a company could not apply for a Privileged Enterprise plan after December 31, 2012.

Under the transition provisions of the 2011-Amendment, a company may irrevocably elect to implement the provisions of the 2011-Amendment by waiving its benefits provided under the Investment Law as an Approved Enterprise or Privileged Enterprise, or, alternatively, remain subject to the benefits provided by those plans until their expiration.

In 2013, the Company filed its election to transition to the Preferred Enterprise status under the 2011-Amendment, and waived its remaining benefits under the previous Privileged Enterprise programs.

The entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the Investment Law, regulations published thereunder and the Letters of Approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest.

Income not eligible for Investment Law benefits mentioned above was subject to the standard corporate income tax rate of 26.5% in 2014 and 25% in 2013.

In the event of distribution by the Company of a cash dividend out of retained earnings that were tax exempt due to its Approved Enterprise and Privileged Enterprise status, the Company would have to pay corporate tax of 10% - 25% on the income from which the dividend was distributed based on the extent to which non-Israeli shareholders held the Company’s shares during the years in which income was exempt. A 15% withholding tax may be deductible from dividends distributed to the recipients.

During 2011 and 2012, the Company had exempt earnings attributable to Approved Enterprise and Privileged Enterprise plans.

During the years 2011 and 2012, the Company distributed dividends in the aggregate amount of $17.5 million. Such distributions were paid from the Company earnings which were not derived from Approved Enterprises or Privileged Enterprise earnings, and as such did not result in additional Israeli tax liabilities for the Company.

In November 2012, a temporary amendment to the Investment Law was enacted to incentivize companies to pay taxes on those Approved Enterprises and Privileged Enterprise earnings as if distributed, and effectively release the earnings from any further tax liabilities at the company level. The amendment, although not mandatory, offered lower tax rates on those earnings, accumulated through the year ended December 31, 2011, elected to be "released" which as applicable to the Company is approximately 6%. During 2013, the Company elected to use the incentive available under the amendment, releasing 2011 tax-exempt earnings of $12.2 million for future dividend distributions, by paying tax of $0.7 million. The Company distributed during 2013 a dividend in the amount of $6.7 million.  Part of this dividend was under the release of 2011 tax-exempt earnings, and therefore, although paid from Approved Enterprises and Privileged Enterprise earnings, such distribution did not result in additional Israeli tax liability to the company. A deferred tax provision was included in the Company financial statements for the year ended December 31, 2012.

Except for 2011 Approved Enterprise profits as explained above, the Company has not provided deferred taxes on future distributions of tax-exempt earnings, as management and the board of directors have not yet determined to pay any dividend in the future from those earnings. Accordingly, such earnings have been considered to be permanently reinvested.

B.	Tax assessments

Final tax assessments in Israel and in the United States have been received up to and including the 2011 tax year.

C.	Deferred taxes

Deferred tax assets, net consist of the following significant items:

	DECEMBER 31,
	2014	2013

Net operating loss carry forwards of non-Israeli subsidiaries	$5,347	$2,092
Net operating loss carry forwards In Israel*	910	768
R&D cost temporary differences	1,080	991
Other temporary differences	3,443	2,016
Deferred tax assets before valuation allowance	$10,780	$5,867
Valuation allowance	(5,840)	(2,107)
Deferred tax assets, net of allowance	$4,940	$3,760

* Based on 18% tax rate for 2015

Presentation in balance sheets:

	DECEMBER 31,
	2014	2013

Current deferred tax asset, net	$1,680	$1,740
Non-current deferred tax asset, net	3,280	2,060
Non-current deferred tax liability, net	(20)	(40)
	$4,940	$3,760

Under ASC 740 ("Income Taxes"), deferred tax assets, net are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences; unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. Since in previous years the realization of the net operating loss carry-forwards and deductible temporary differences was less likely than not, a valuation allowance has been established for the full amount of the tax benefits. From 2008, based on historical taxable income from continuing operations and projections for future taxable income, the Company determined that it is more likely than not that some of its deferred tax assets are expected to be realized, and reversed part of the valuation allowance. The reversal of the valuation allowance and other adjustments to the deferred tax assets resulted in the recognition of a tax benefit of $831 (not including deferred tax asset from the Xora purchase of $349) and $2,310 in 2014 and 2013, respectively.

As of December 31, 2014, net operating loss carry forwards in Israel amounted to approximately $4.9 million and in the United States $95 million attributable to the federal tax , approximately $1.0 million attributable to state tax in the United States and approximately $1.5 million attributable to Brazil. The tax loss carry-forwards in the United States expire from 2015 through 2029. Utilization of U.S. net operating losses would be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state law provisions. The annual limitations would result in the expiration of part of net operating losses before utilization. Therefore, the amounts included in the deferred taxes above represent only the portion of carryforward losses which is not expected to expire due to these limitations. There are no material other tax loss carry-forwards in other subsidiaries of the Company.

Deferred tax has not been provided on the following items:

(1) Taxes that would apply in the event of disposal of investments in subsidiaries, as it is generally the Company’s intention to hold these investments, not to realize them.

(2) As for the year ended December 31, 2014, the amount of earnings subject to additional taxes for which deferred taxes were not provided was $16.3 million and the potential tax liability was in the amount of $2.4 million. The Company may avoid the tax liability if distribution is not made or is made from resources other than exempt earnings from Approved Enterprises or Privileged Enterprises with those earnings permanently reinvested. The Company has not provided deferred taxes, as management and the board of directors have not yet determined to pay any dividend from these earnings in the future. Accordingly, such earnings have been considered to be permanently reinvested.

(3) Dividends distributable from the income of foreign subsidiaries of the Company, as the Company does not expect these subsidiaries to distribute dividends from currently accumulated profits with tax costs in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes of about $0.8 million on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

D.	Israel and International components of income profit before taxes

	YEAR ENDED DECEMBER 31,
	2014	2013	2012

Israel	$(991)	$(10,274)	$4,482
International	(2,089)	5,190	3,175
	$(3,080)	$(5,084)	$7,657

E.	Income taxes included in the statement of operations

	YEAR ENDED DECEMBER 31,
	2014	2013	2012

Current taxes	$783	$642	$709
Tax payment for previous years retained earnings (*)	-	744	-
Deferred taxes	(831)	(2,310)	(540)
	$(48)	$(924)	$169

(*) See Note 14.A above

F.	Tax reconciliation

A reconciliation of the theoretical tax expense, assuming that all income is taxed at the ordinary statutory average corporate tax rate in Israel and the actual tax expense in the statement of operations, is as follows:

	YEAR ENDED DECEMBER 31,
	2014	2013	2012

Net (loss) income before tax	$(3,080)	$(5,084)	$7,657

Statutory tax rate	26.5%	25%	25%

Theoretical tax	(816)	(1,271)	1,914

Change in taxes resulting from effect of “Privileged Enterprise” status	(770)	(207)	(1,238)
Change in taxes resulting from taxation in foreign jurisdictions	876	64	(374)
Non-deductible expenses	985	797	168
Change in valuation allowance	(319)	(40)	(319)
Other	(4)	(267)	18
	$768	$347	$(1,745)

Actual tax (benefit) expense	$(48)	$(924)	$169

G.	Uncertain tax positions

As of December 31, 2014, the Company maintains 3 uncertain tax positions accruals in the amounts of $103, $103 and $162.

As of December 31, 2013, the Company maintains 3 uncertain tax positions accruals in the amounts of $383, $256 and $117.

As of December 31, 2012, the Company maintained 4 uncertain tax positions accruals in the amounts of $367, $555, $178 and $19.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.